UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2003
Date of Report (Date of earliest event reported)

AUGUST BIOMEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA         000-33389        52-2268239
(State or other jurisdiction        (Commission File            (IRS Employer
of incorporation)      Number)       Identification No.)

1014 ROBSON STREET, P.O. BOX 73575,
VANCOUVER, BRITISH COLUMBIA, CANADA                  V6E 4L9
(Address of principal executive offices)                     (Zip Code)

(604) 608-3831
Registrant's telephone number, including area code

SUITE L-8, 601 W. BROADWAY
VANCOUVER, BRITISH COLUMBIA, CANADA V5Z 4C2
(Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 11, 2003, the Registrant received a notice from Nicholas B. Mackinnon (“Mackinnon” that he was exercising his option to re-acquire the technology for direct viewing of induced tissue fluorescence by a human viewer through an endoscope (the “CERVeyor Technology”) which the Registrant acquired from Mackinnon under an agreement dated August 16, 2002 (the “Agreement”). Under the terms of the Agreement, Mackinnon had the option to require the Registrant to reconvey the CERVeyor Technology to him for the original purchase price of $20,000 US (the “Purchase Price”) if the Registrant failed to complete financing to raise $800,000 US within 180 days of the date of the Agreement. Mr. Mackinnon has paid the Purchase Price to the Registrant.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

None.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective June 12, 2003, Mr. Peter Whitehead resigned as a director and officer of the Registrant and as director and officer of its wholly-owned subsidiary, August Research Corp., based on his allegation that the Registrant had failed to fulfill obligations under his employment contract. Mr. Whitehead did not allege any disagreement on any matter relating to the Registrant’s operations, policies or practices.

Effective July 9, 2003, the Registrant has entered into a Loan and Security Agreement with 648613 BC Ltd. (the “Lender”) which provided debt financing of $180,000 US (the “Indebtedness”) to the Registrant. The Indebtedness was payable on August 30, 2003, together with a bonus of $20,000 US to cover interest costs.

Under the terms of the Loan and Security Agreement, the Lender will forgo exercising its right to demand immediate payment $200,000 US on August 30, 2003 in consideration of the Registrant doing the following:

1.   Securing the obligations to the Lender with its interest in the patents and patent applications (the “Patents”) covering its technology for Fluorescence Scope System for Dermatologic Diagnosis (the “ORALview Technology”).

2.   Paying the Lender interest of 1% per month commencing on the date of the Loan and Security Agreement.

3.  Repaying the principal amount of $200,000 US as follows:

a)    $25,000 on or before July 15, 2003;
b)    $75,000 on or before August 15, 2003;
c)    the balance of $100,000 on or before September 15, 2003.

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The obligations are secured by an assignment of the Registrant’s rights in the Patents. In the event of a default under the Loan and Security Agreement, the Lender may give the Registrant five days’ notice and in the event that the Registrant fails to correct the default within five days, the Lender will acquire the Registrant’s interest in the Patents and the Indebtedness and any outstanding interest thereon will be extinguished.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

       None.

(b)    Pro forma Financial Information .

       None.

(c)    Exhibits .

    Exhibit   Description
_________________________________________________________________
    10.1       Loan and Security Agreement

    99.1       Notice of Nicholas B. Mackinnon

    99.2       Resignation of Peter Whitehead

ITEM 8. CHANGE IN FISCAL YEAR

None.

ITEM 9. REGULATION FD DISCLOSURE

None.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGUST BIOMEDICAL CORPORATION

Date: July 9, 2003            By:      /s/ Scott C. Houghton
Scott C. Houghton
Chief Executive Officer

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